Earnings per Common Share	12 Months Ended
Dec. 31, 2014
Earnings per Common Share [Abstract]
Earnings per Common Share

11.Earnings per Common Share

The computation of basic earnings per share is based on the weighted average number of common shares outstanding during the year. The computation of diluted earnings per share assumes the foregoing and the exercise of all RSUs (Note 9) using the treasury stock method.

Numerator

	2014	2013	2012
Net income/(loss) attributable to Tsakos Energy Navigation Limited	$33,527	$(37,462)	$(49,263)
Preferred share dividends, Series B	(4,000)	(2,567)	—
Preferred share dividends, Series C	(4,438)	(1,109)	—
Net income/(loss) attributable to common stock holders	25,089	(41,138)	(49,263)

Denominator
Weighted average common shares outstanding	79,114,401	56,698,955	53,301,039

Basic and diluted gain/(loss) per common share	$0.32	$(0.73)	$(0.92)

For 2014, 2013 and 2012 there were no non-vested RSUs.